COMMITMENTS	6 Months Ended
Oct. 31, 2023
Commitments [Abstract]
COMMITMENTS [Text Block]

11. COMMITMENTS

The Company entered into a lease agreement for a new facility for its Oss, the Netherlands location on October 16, 2021. The lease will have a five-year term with an optional five-year extension, and is estimated to commence March 1, 2024 at an estimated annual cost of €0.5 million indexed for inflation.

The share purchase agreement related to the acquisition of BioStrand includes contingent earnout payments based on 20% of the EBITDA of BioStrand, as defined in the share purchase agreement, over a 7-year period, which shall not exceed in total €12.0 million. The Company has determined these payments relate to post-acquisition services because they are contingent on the employment of two key employees and will be expensed in the period earned. As of October 31, 2023, the Company's unpaid commitment related to the BioStrand earnout is €12.0 million.